                                                                    Exhibit 99.2


                       Pioneer-Standard Electronics, Inc.
                     Quarterly Business Segment Information


                                                     Three Months Ended                       Three Months Ended
                                                          June 30                                  June 30
                                               ------------------------------         ---------------------------------
(Dollars in Thousands)                           2000                 1999                2000                1999
                                               ---------            ---------          -----------         ------------
Sales
     Industrial Electronics                    $ 359,753            $ 299,304          $   359,753          $   299,304
     Computer Systems                            318,104              278,893              318,104              278,893
     Corporate & Other                                 -                    -                    -                    -
                                               ---------            ---------          -----------          -----------
         Total Sales                           $ 677,857            $ 578,197          $   677,857          $   578,197
                                               =========            =========          ===========          ===========
Operating Income
     Industrial Electronics                    $  24,240            $  13,349          $    24,240          $    13,349
     Computer Systems                              6,522               11,479                6,522               11,479
     Corporate & Other                            (3,997)              (2,696)              (3,997)              (2,696)
                                               ---------            ---------          -----------          -----------
         Total Operating Income                $  26,765            $  22,132          $    26,765          $    22,132
                                               =========            =========          ===========          ===========


                                                     Three Months Ended                       Six Months Ended
                                                        September 30                            September 30
                                               ------------------------------          --------------------------------
                                                 2000                 1999                2000                 1999
                                               ---------            ---------          -----------          -----------
Sales
     Industrial Electronics                    $ 389,783            $ 338,973          $   749,536          $   638,277
     Computer Systems                            327,656              295,278              645,760              574,171
     Corporate & Other                                 -                    -                    -                    -
                                               ---------            ---------          -----------          -----------
         Total Sales                           $ 717,439            $ 634,251          $ 1,395,296          $ 1,212,448
                                               =========            =========          ===========          ===========

Operating Income
     Industrial Electronics                    $  26,872            $  17,195          $    51,112          $    30,544
     Computer Systems                              6,898               10,859               13,420               22,338
     Corporate & Other                            (4,243)              (3,834)              (8,240)              (6,530)
                                               ---------            ---------          -----------          -----------
         Total Operating Income                $  29,527            $  24,220          $    56,292          $    46,352
                                               =========            =========          ===========          ===========


                                                     Three Months Ended                       Nine Months Ended
                                                        December 31                              December 31
                                               ------------------------------          -------------------------------
                                                 2000                 1999                 2000                1999
                                               ---------            ---------          ----------           -----------
Sales
     Industrial Electronics                    $ 350,587            $ 340,810          $ 1,100,123          $   979,087
     Computer Systems                            430,709              329,815            1,076,469              903,986
     Corporate & Other                                 -                    -                    -                    -
                                               ---------            ---------          -----------          -----------
         Total Sales                           $ 781,296            $ 670,625          $ 2,176,592          $ 1,883,073
                                               =========            =========          ===========          ===========

Operating Income
     Industrial Electronics                    $  19,824            $  18,423          $    70,936          $    48,967
     Computer Systems                             16,600               12,380               30,020               34,718
     Corporate & Other                            (3,686)              (3,743)             (11,926)             (10,273)
                                               ---------            ---------          -----------          -----------
         Total Operating Income                $  32,738            $  27,060          $    89,030          $    73,412
                                               =========            =========          ===========          ===========



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

                       Pioneer-Standard Electronics, Inc.
               Quarterly Business Segment Information (continued)


                                                   Three Months Ended                           Year Ended
                                                        March 31                                 March 31
                                            --------------------------------          --------------------------------
(Dollars in Thousands)                         2001                  2000                2001                 2000
                                            -----------          -----------          -----------          -----------
Sales
     Industrial Electronics                 $   369,392          $   362,135          $ 1,469,515          $ 1,341,222
     Computer Systems                           355,369              315,503            1,431,838            1,219,489
     Corporate & Other                               --                   --                   --                   --
                                            -----------          -----------          -----------          -----------
         Total Sales                        $   724,761          $   677,638          $ 2,901,353          $ 2,560,711
                                            ===========          ===========          ===========          ===========

Operating Income
     Industrial Electronics                 $    14,985          $    23,287          $    85,921          $    72,254
     Computer Systems                            16,511               10,370               46,531               45,088
     Corporate & Other                          (20,344)              (6,673)             (32,270)             (16,946)
                                            -----------          -----------          -----------          -----------
         Total Operating Income             $    11,152          $    26,984          $   100,182          $   100,396
                                            ===========          ===========          ===========          ===========




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